VALIC COMPANY II
Supplement to the Prospectus dated January 1, 2010
Mid Cap Growth Fund. At a meeting on October 25-26, 2010, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the termination of Invesco Advisers, Inc. (“Invesco”) as the sub-adviser to the Mid Cap Growth Fund (the “Fund”) and approved the engagement of Columbia Management Investment Advisers, LLC (“Columbia”) as sub-adviser to the Fund. The Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Columbia (the “Columbia Sub-advisory Agreement”). With respect to the Columbia Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the change of sub-adviser will be mailed to the shareholders of the Fund. The effective date of the Columbia Sub-advisory Agreement will occur on or about December 1, 2010.
Investment Strategy. Upon the effectiveness of the Columbia Sub-advisory Agreement, the “Investment Strategy” section of the Fund’s Fact Sheet is deleted in its entirety and replaced with the following:
This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of medium capitalization companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap Index to the market capitalization of the largest company in the Russell Midcap Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap Index on June 28, 2010, the market capitalization range of the companies in the Index was $1.3 billion to $14.1 billion.
The Fund invests primarily in common stocks of companies that the sub-adviser believes have the potential for long-term, above-average earnings growth.
The sub-adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The sub-adviser considers, among other factors:
•	overall economic and market conditions; and

•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
The sub-adviser may sell a security when the security’s price reaches a target set by the sub-adviser. If the sub-adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.
Up to 20% of the Fund’s net assets may be invested in other domestic equity securities, including common and preferred stocks, convertible securities and bonds. In addition, the Fund may invest in equity securities of small capitalization companies. The Fund, from time to time, may have significant investments in one or more particular sectors.
The Fund may invest up to 25% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depository receipts. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund does not consider American Depository Receipts or Canadian securities to be foreign securities.

The Fund may also invest in convertible securities, including preferred stock, warrants and debentures. The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.
Investment Risks. Upon the effectiveness of the Columbia Sub-advisory Agreement, the Investment Risks section of the Prospectus is amended to reflect the removal of “Derivatives Risk” as a principal risk and the addition of the following principal risks:
Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.
Small Company Risk: Investing primarily in small capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Fund Management. Upon the effectiveness of the Columbia Sub-advisory Agreement, in the section titled About VC II’s Management — Investment Sub-Advisers, all references to Invesco as the sub-adviser of the Mid Cap Growth Fund are deleted in their entirety, and the following disclosure is added regarding Columbia:
Columbia Management Investment Advisers, LLC (“Columbia”)
100 Federal Street, Boston, MA 02110
Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc., which is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
The Mid Cap Growth Fund is managed by George J. Myers, Wayne M. Collette, Lawrence W. Lin and Brian D. Neigut. Mr. Myers, CFA, is a Portfolio Manager of Columbia. From 2004 until joining Columbia in May 2010 upon Ameriprise Financial, Inc.’s acquisition of the long-term asset management business of Columbia Management Advisors, LLC (“CMA”), Mr. Myers was associated with CMA or its predecessors as an investment professional. Mr. Myers began his investment career in 1998. Mr. Collette, CFA, is a Portfolio Manager of Columbia. From 2001

until joining Columbia in May 2010, Mr. Collette was associated with CMA or its predecessors as an investment professional. Mr. Collette began his investment career in 1996. Mr. Lin, CFA, is a Portfolio Manager of Columbia. From December 2006 until joining Columbia in May 2010, Mr. Lin was associated with CMA as an investment professional. Prior to 2006, Mr. Lin was a research analyst at Primarius Capital from May 2006 to December 2006, and at Engemann Asset Management from July 1998 to April 2006. Mr. Lin began his investment career in 1998. Mr. Neigut is a Portfolio Manager of Columbia. From February 2007 until joining Columbia in May 2010, Mr. Neigut was associated with CMA or its predecessor as an investment professional. Prior to 2007, Mr. Neigut was a portfolio manager at Kern Capital Management LLC from February 2006 to February 2007, and at OppenheimerFunds Inc. from November 2003 to February 2006. Mr. Neigut began his investment career in 1996.
Mid Cap Value Fund. The current sub-adviser of the Mid Cap Value Fund (the “Fund”), FAF Advisors, Inc. (“FAF”), along with its parent, U.S. Bank National Association, has entered into an agreement whereby Nuveen Investments, Inc. will acquire FAF’s long-term asset management business (the “Transaction”). FAF’s long-term asset management business will be combined with the asset management business of Nuveen Asset Management, Inc. (“Nuveen”), which is a subsidiary of Nuveen Investments, Inc.
Upon the closing of the Transaction, a change of control of FAF will constitute an “assignment”, as such term is defined by Section 2(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”). As required by Section 15(a)(4) of the 1940 Act, the existing investment sub-advisory agreement between VALIC and FAF provides for automatic termination upon assignment, and pursuant to the terms of an exemptive order for the Securities and Exchange Commission, VALIC is permitted, under certain conditions and subject to board approval, to continue the employment of existing subadvisers and to enter into new subadvisory agreements with such subadvisers without obtaining shareholder approval.
Effective October 26, 2010, the Board of VC II approved a new investment sub-advisory agreement between VALIC and Nuveen (or a subsidiary of Nuveen) (the “Nuveen Sub-advisory Agreement”). The Nuveen Sub-advisory Agreement will become effective upon the closing of the Transaction, which is anticipated to close by December 31, 2010.
No modifications are expected as a result of the change in control of FAF in regard to the investment objective, principal investment strategies, portfolio managers, or the advisory or subadvisory fees.
Date: October 26, 2010

VALIC COMPANY II
Supplement to Statement of Additional Information dated January 1, 2010
Mid Cap Growth Fund. Effective on or about December 1, 2010, the Mid Cap Growth Fund is permitted to invest in unseasoned issuers.
Date: October 26, 2010